March 24, 2025

Susan Dana Jones
***
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Subject: Your part-time employment arrangement

This letter serves to confirm the terms of your transition from full-time to part-time employment with Tourmaline Bio, Inc., effective April 1, 2025. We are pleased to continue our working relationship with you in this new capacity. Below are the details of your new employment arrangement:

•Employment Status: Your status will change from full-time to part-time, effective April 1, 2025. As a part-time employee, you will be working an average of 28 hours per week, anticipated to be worked Mondays – Thursdays with flexibility that is mutually agreeable between you and your manager, the Chief Executive Officer, based on personal and business needs.
•Job Title and Duties: Your job title will remain Chief Technology Officer, and your primary duties and responsibilities will remain the same.
•Base Compensation: Your base compensation will be $296,800.
•Annual Discretionary Bonus Target: 40% (no change)1
•Benefits: There will be no change to your benefits eligibility.
•Equity: There will be no change to the vesting schedule for equity granted to date.

Please sign below to acknowledge your understanding and acceptance of the terms outlined in this letter.

Employee Acknowledgement:
I, Susan Dana Jones, acknowledge and agree to the terms of the new part-time employment arrangement outlined above, effective April 1, 2025.

/s/ Susan Dana Jones             March 24, 2025
Signature                    Date

Tourmaline Representative:

Brad Middlekauff             Chief Business Officer
Name                        Title

/s/ Brad Middlekauff             May 15, 2025
Signature                    Date
1 Bonus target calculation for January 1-March 31, 2025 will reflect base salary and bonus target % effective during this time period, i.e., $424,000 and 40%, respectively. Bonus target calculation for April 1-December 31, 2025 will reflect base salary and bonus target % effective during this time period, i.e., $296,800 and 40%, respectively. Final bonus amount, if eligible, will also reflect corporate and individual performances.